UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

SAROFIM EQUITY FUND

Annual Report	December 31, 2022

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

Dear Shareholders:

In contrast to the relative tranquility that characterized financial markets throughout the previous year, 2022 ushered in a period of turbulence for equity and fixed income markets around the globe. Here in the US, the S&P 500 declined by 18.1%, and the Bloomberg US Aggregate Bond Index declined by 13.0%, representing the biggest decline in the fixed income market in decades. While COVID waves, supply chain difficulties, and Russia’s invasion of Ukraine all contributed to the difficult period, the primary culprit for the markets’ declines was aggressive monetary policy intervention from global central banks to combat inflation. These elevated levels of inflation represented a very concerning dynamic for both consumers and investors and catalyzed an aggressive shift in the Federal Reserve’s policy, which moved suddenly from providing pandemic-related stimulus to fighting inflation via rapid and large hikes in short-term interest rates. Now that the Fed has raised interest rates by 425 basis points in a year, investors are apprehensive about an economic slowdown and the possibility of a recession. At Fayez Sarofim & Co., while we acknowledge these challenges and risks in the short-term, our conviction in the opportunities for long-term investors remains robust. We expect our portfolio companies to weather difficult periods of time and to emerge in an even stronger position to capitalize on their growth prospects. Our firm’s 64-year history in a variety of market environments underlies that optimism for the long-term.

At the beginning of 2022, only two of the eighteen members of the Fed’s rate-setting committee foresaw the Fed Funds Rate surpassing 1.0% by the end of the year; however, by the end of December, that committee had increased the rate from close to zero to a range of 4.25% to 4.50%. The primary driver was the rise in the inflation rate to levels not seen since 1981, peaking at a 9.1% annualized increase for the Consumer Price Index in the month of June. Since then, the CPI increases have slowed, but they remain at higher levels than desired, at 6.5% in the most recent report. Fed Chairman Jerome Powell and his brethren have repeatedly warned investors that the Fed is intent on preventing an inflationary mindset from taking hold and will maintain a policy of higher rates until inflation returns to the targeted annual rate around 2.0%. It remains to be seen how high the Fed will need to raise rates to reduce inflation to that level and whether those increases induce a recession. As such, we expect market volatility to persist until investors and the Fed believe that these actions have restored price stability.

While corporate earnings proved resilient in 2022, rising inflation and interest rates resulted in a meaningful valuation compression as price-to-earnings valuation multiples declined back toward long-term averages. At the beginning of 2022, forecasters were expecting companies in the S&P 500 index to earn

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

approximately $223 per share, which equated to a valuation of 21 times expected 2022 earnings at that time. In December, the consensus forecast for the index’s earnings was still remarkably similar at $221 per share, but the market’s decline translated to a price-to-earnings multiple that fell to approximately 17 times. Valuation declines were widespread, and increased interest rates honed the market’s focus on the sustainability of profits. Financially sensitive sectors whose profitability is vulnerable to interest rate increases saw more significant compression. In addition, the market shunned more speculative, unprofitable companies, a reversal from the past few years. Our expectation is that this preference for current earnings and cash flow will persist for an extended period, which augurs well for the attractiveness of the highly profitable companies in our Sarofim portfolios.

At present, market participants are closely evaluating a number of factors to try and ascertain how much the Fed’s monetary restraint is impacting an economy operating with considerable momentum. The Fed has made clear it is committed to reducing inflation even if it causes short-term economic pain. On the demand side, as central banks raise rates, we are seeing increases in financing costs lead to declines in housing and other big ticket spending items by businesses and consumers. On the supply side, continued normalization of the supply chain disruptions should permit goods and materials to be delivered closer to pre-pandemic timeframes and costs. The recent loosening of China’s Zero COVID policy should further advance this recovery given that country’s integral role in global supply chains. Resolution of these factors should alleviate some inflationary pressures, which will provide investors better visibility on the Fed’s progress in containing inflation and the path of interest rates. Eventually, we believe that the combination of supply chain improvements and the Fed’s actions will be successful in reducing inflation, heartening investors with that result.

Improving profits and returns-on-capital in the energy sector led those companies to be notable exceptions to the disappointing returns for all other sectors of the market. After a “lost decade” following excessive levels of capital investment at low rates of return, energy company management teams have demonstrated much greater focus on generating profits and free cash flows for the shareholder. The industry has rationed its capital investments in recent years, limiting the prospects for new supply growth. We increased our investment in several energy companies in which we have confidence that the management teams will continue to allocate capital favorably for long-term shareholders. During 2022, the war in Ukraine also emphasized the need for economies and companies to ensure that they have access to reliable and dependable sources of energy commodities. In addition, it has become increasingly clear that the development of renewables and alternate sources of energy will occur over a multi-decade period and that conventional sources of energy are required to support economic growth and development. At

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

present, the energy sector accounts for 5% of the S&P 500’s market value while providing 10% of its earnings and dividends. With a greater need for resources and little supply growth in the near future, it is more likely that commodity prices will remain at an attractive level for the producers. Finally, through our meetings with the management teams of our energy holdings this year, we gained additional confidence that our companies will continue to act wisely and responsibly to the benefit of their shareholders.

Given how infrequent recessions have been for the past generation, investors may have become extra cautious as they anticipate a slowdown. For several reasons, the US economy has experienced much longer expansions in recent decades. In fact, there have only been four recessions in the past 35 years and 13 recessions since World War II. Since we invest for longer periods of time, our investment approach must allow for the likelihood that the economy and markets will experience setbacks with some regularity. In every case of a recession, the economy and the stock market declined, but both subsequently rebounded and went on to establish new highs. We construct portfolios that hold investments in financially strong, industry-leading companies led by skilled managers. Furthermore, our research team focuses on avoiding companies that are overly capital-, energy-, or labor-intensive. We believe these businesses naturally exhibit higher margins and returns-on-capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flow. A typical Sarofim portfolio currently exhibits these characteristics. For example, our portfolio displays higher gross and operating margins, higher return-on-equity, higher profit-per-employee, and lower capital spending-per-dollar of sales when compared to the S&P 500. If you combine those characteristics with what we believe is strong pricing power, our companies possess a compelling recipe for dealing with the current inflationary period. Superior balance sheets and resilient cash flows also protect our portfolio companies from some of the risks inherent in a recession. Importantly, we seek companies that are positioned to do more than just survive a recession; we expect our companies to improve their competitive position, make new investments, and plant additional seeds for long-term growth during a downturn.

As our clients know, in addition to the challenges created by volatile financial markets, our firm has also been mourning the passing of our founder Fayez Sarofim. We were saddened to announce his passing in May of this past year at the age of 93. In a tumultuous year for the markets, Fayez’s lessons assisted us in navigating a volatile market while focusing on serving our clients. Our entire firm is immensely grateful for your support in this difficult time and resolutely focused on continuing to deliver strong investment results for our clients. Fayez’s example and beliefs provide us with an excellent guide for achieving that objective. Even in challenging times, his calm demeanor reflected an unwavering conviction in

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

the ability of well-capitalized, industry-leading companies to build immense value for their shareholders over the long-term. Today, it is not hard to imagine him reminding us of the futility of trying to time the market and to remain focused on companies with solid pricing power, high margins, and secure balance sheets. While we do not see reasons to be overly aggressive while the Fed is raising interest rates, we do see an opportunity to invest in dominant businesses at increasingly attractive valuations. As Fayez would frequently mention, his investing career included nine recessions, financial crises, 13 presidents, multiple wars, double-digit inflation and interest rates, deflation and zero interest rates, and countless other world events. He joked that he might not have entered the business if he had known all that would transpire! However, through all of these events, it paid immense dividends to remain invested in the high-quality companies that form the foundation of our investment portfolios.

This document is confidential and intended solely for the recipient and may not be published, reproduced or distributed without the express written consent of Fayez Sarofim & Co. (“FS & Co.”). This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services.

Any projections, market outlooks or estimates expressed herein are forward looking statements and are based on certain assumptions. Such projections, outlooks and assumptions should not be construed to be indicative of the actual events that will occur and do not constitute investment advice. Opinions and information included herein are current opinions and information only as of the date hereof or as of the date indicated, and are subject to change without notice. Additionally, while information contained herein is believed to be accurate and/or derived from sources which the FS & Co. believes to be reliable, FS & Co. disclaims any and all liability as to the completeness or accuracy of the information contained herein.

Any indices highlighted herein are presented for comparative purposes only. The volatility of a referenced indices may be materially different from that of FS & Co.’s products, and FS & Co.’s holdings may differ significantly from the securities that comprise the highlighted indices. Products offered by FS & Co. will hold considerably fewer securities than the referenced indices.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

Management’s Discussion of Fund Performance and Analysis:

Market Review

The S&P 500 index declined by 18.1% in 2022, a year defined by a significant shift from positive to negative investor sentiment that led to steep declines in the equity market. The index reached new all-time highs in early January before concerns over high inflation and central bank policy turned investor sentiment negative. Inflation data and the Federal Reserve’s monetary tightening policies dominated the market narrative in 2022. Inflation continued to rise and reached a multi-decade high of 9.1% in June of 2022 as measured by the annual headline CPI, worrying consumers and investors alike. The adverse impact of the sanctions against Russia and China’s stringent Zero COVID policies on global supply chain put upward pressure on prices across the globe. US consumers continued to exhibit strong demand for goods and services, anchored by robust savings and low unemployment.

In response, the Federal Reserve (“Fed”) shifted its policy from helping the economy recover from the pandemic to fighting inflation by raising the Fed Funds Rate and reducing its balance sheet. Higher rates are intended to help tame inflation as consumers and businesses cut back on consumption and investments due to higher borrowing costs, but an overly aggressive increase could go too far and tip the economy into a recession. At year’s end, data indicated inflation had consistently slowed from its mid-year peak to 6.5%. The ultimate result of the Fed’s monetary tightening policy continues to be debated, with a recession as the worst-case scenario and a “soft landing” as the best-case scenario. While the first three quarters delivered losses, the market posted a fourth quarter gain to taper losses for the year. Investor sentiment was boosted by a slower pace of interest rate increases, China loosening its Zero COVID policy, and corporate earnings holding up against a tougher macroeconomic environment. As inflation decelerated, the Fed downshifted and raised the Fed Funds Rate by 50 bps in December after four consecutive 75 bps hikes. While the last increase of the year was lower than recent increases, the Fed reiterated its outlook that rates need to remain higher for longer to tame inflation. Investors weighed both the Fed’s hawkishness against data showing inflation had peaked and economic activity was beginning to slow which supported a Fed pivot narrative of rate cuts.

Taken together, the prospects of slower growth and higher interest rates dampened the growth outlook and negatively impacted stock valuation. Within the S&P 500, strong demand from economic reopening and high energy prices drove the energy sector’s standout 66% gain for the year. Every other sector in the index struggled

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

with notable underperformance from the communication services, consumer discretionary, and information technology sectors.

Performance Summary

The Sarofim Equity Fund underperformed the S&P 500 Index in the period, driven by a negative stock selection effect. Within the information technology sector, a positive selection effect supported fund results in the period. Likewise, in the consumer discretionary sector, the fund’s performance benefited from a positive stock selection effect. The fund also benefited from a strategic overweight to the energy sector which contributed to a positive allocation effect. Conversely, the fund’s selection of holdings within the communication services sector lagged their peers and negatively contributed to results in the period. Within the health care sector, the dual impact of a negative allocation effect and a negative selection effect detracted from relative results for the period. The fund’s holdings in the financials sector negatively impacted relative results in the period. The top contributors to relative performance include Hess Corporation, Chevron Corporation, Novo Nordisk A/S, UnitedHealth Group Incorporated, and Air Products and Chemicals, Inc. The top detractors from relative performance include Meta Platforms Inc., Amazon.com Inc., Microsoft Corporation, Alphabet Inc., and Apple Inc.

Market Outlook

A volatile market environment is one that is rich with opportunities for investors with a long-term focus on high quality companies. The Sarofim Equity Fund remains focused on companies with solid pricing power, high margins, and strong balance sheets. Corporate stewardship evidenced by prudent capital allocation always matters, but more so in uncertain times. Therefore, we remain intensely focused on how the businesses we own deploy capital for the benefit of their shareholders. Capital allocation and operational excellence remain paramount, with missteps quickly punished in the current market environment. While we do not see reasons to be overly aggressive while the Fed is raising interest rates, we are beginning to see more attractive valuations in companies that we believe may have unique competitive advantages. On behalf of our clients, we remain dedicated to identifying the best businesses and management teams at attractive prices.

Definition of the Comparative Index

The Standard & Poor’s 500® Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund versus the S&P 500 Index

	AVERAGE ANNUAL RETURN TOTAL FOR YEAR ENDED DECEMBER 31, 2022*
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date**
Sarofim Equity Fund	-19.04%	8.70%	10.16%	9.94%
S&P 500 Index	-18.11%	7.66%	9.42%	10.66%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on January 17, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 6.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

SECTOR WEIGHTING (Unaudited)†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK†† — 99.6%

	Shares	Value

Canada — 1.7%
Canadian Pacific Railway	21,280	$1,587,275

Denmark — 3.6%
Novo Nordisk ADR	25,770	3,487,712

France — 3.1%
LVMH Moet Hennessy Louis Vuitton ADR	20,465	2,964,764

Netherlands — 1.9%
ASML Holding, Cl G	3,265	1,783,996

Switzerland — 1.6%
Nestle ADR	13,678	1,577,620

United States — 87.7%

Communication Services — 4.7%
Alphabet, Cl C *	34,005	3,017,264
Comcast, Cl A	41,661	1,456,885

		4,474,149

Consumer Discretionary — 7.4%
Amazon.com *	36,100	3,032,400
Marriott International, Cl A	8,120	1,208,987

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

COMMON STOCK†† — continued

	Shares	Value

United States — (continued)

Consumer Discretionary — (continued)
McDonald’s	5,558	$1,464,700
NIKE, Cl B	10,960	1,282,430

		6,988,517

Consumer Staples — 10.2%
Altria Group	9,962	455,363
Coca-Cola	34,752	2,210,575
Estee Lauder, Cl A	6,027	1,495,359
PepsiCo	13,345	2,410,907
Philip Morris International	20,174	2,041,811
Procter & Gamble	6,800	1,030,608

		9,644,623

Energy — 9.7%
Chevron	17,622	3,162,973
Enterprise Products Partners	38,300	923,796
EOG Resources	5,000	647,600
Exxon Mobil	5,000	551,500
Hess	27,500	3,900,050

		9,185,919

Financials — 10.1%
Berkshire Hathaway, Cl B *	1,744	538,722
BlackRock, Cl A	3,590	2,543,982
Intercontinental Exchange	17,860	1,832,257
JPMorgan Chase	10,634	1,426,019
Progressive	8,920	1,157,013
S&P Global	6,218	2,082,657

		9,580,650

Health Care — 10.2%
Abbott Laboratories	22,645	2,486,194
Intuitive Surgical *	4,845	1,285,621
Johnson & Johnson	6,370	1,125,260
UnitedHealth Group	7,625	4,042,623
Zoetis, Cl A	4,480	656,544

		9,596,242

Industrials — 5.1%
Otis Worldwide	6,475	507,057
Raytheon Technologies	9,501	958,841
Union Pacific	11,128	2,304,275

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

COMMON STOCK†† — continued

	Shares	Value

United States — (continued)

Industrials — (continued)
Verisk Analytics, Cl A	6,020	$1,062,049

		4,832,222

Information Technology — 25.8%
Adobe *	2,810	945,649
Apple	34,116	4,432,692
Automatic Data Processing	3,880	926,777
Broadridge Financial Solutions	3,580	480,185
Intuit	2,920	1,136,523
Mastercard, Cl A	5,635	1,959,459
Microsoft	31,155	7,471,592
Texas Instruments	21,871	3,613,526
Visa, Cl A	17,075	3,547,502

		24,513,905

Materials — 4.5%
Air Products and Chemicals	9,714	2,994,437
Sherwin-Williams	5,290	1,255,476

		4,249,913

		83,066,140

TOTAL COMMON STOCK (Cost $36,934,215)		94,467,507

SHORT-TERM INVESTMENT(A) — 0.1%

First America Government Obligations Fund, Cl X, 4.090% (Cost $66,081)	66,081	66,081

TOTAL INVESTMENTS— 99.7% (Cost $37,000,296)		$94,533,588

Percentages are based on Net Assets of $94,775,131.

*	Non-income producing security.
††	More narrow industries are used for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	Rate shown is the 7-day effective yield as of December 31, 2022.

ADR	— American Depositary Receipt
Cl	— Class

As of December 31, 2022, all of the Fund’s investments were Level 1 in accordance with the authoritative

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $37,000,296)	$94,533,588
Receivable for Investment Securities Sold	156,762
Dividends Receivable	76,446
Tax Reclaim Receivable	89,281
Prepaid Expenses	14,427

Total Assets	94,870,504

Liabilities:
Payable due to Adviser	31,948
Payable due to Administrator	8,362
Chief Compliance Officer Fees Payable	1,917
Payable due to Trustees	73
Audit Fees Payable	25,300
Printing Fees Payable	5,081
Legal Fees Payable	11,596
Other Accrued Expenses	11,096

Total Liabilities	95,373

Net Assets	$94,775,131

Net Assets Consist of:
Paid-in Capital	$32,617,896
Total Distributable Earnings	62,157,235

Net Assets	$94,775,131

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,029,091

Net Asset Value, Offering and Redemption Price Per Share*	$13.48

* Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
FOR THE YEAR ENDED
DECEMBER 31, 2022

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$1,520,495
Less: Foreign Taxes Withheld	(15,731)

Total Investment Income	1,504,764

Expenses:
Investment Advisory Fees	531,676
Administration Fees	106,335
Trustees’ Fees	34,951
Chief Compliance Officer Fees	7,946
Legal Fees	33,000
Transfer Agent Fees	29,466
Registration and Filing Fees	27,714
Audit Fees	27,085
Printing Fees	18,000
Custodian Fees	5,766
Other Expenses	24,795

Total Expenses	846,734

Less:
Waiver of Investment Advisory Fees	(102,379)

Net Expenses	744,355

Net Investment Income	760,409

Net Realized Gain on Investments	7,736,413

Net Change in Unrealized Depreciation on Investments	(33,032,514)

Net Realized and Unrealized Loss on Investments	(25,296,101)

Net Decrease in Net Assets Resulting from Operations	$(24,535,692)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021

Operations:
Net Investment Income	$760,409	$692,564
Net Realized Gain (Loss)	7,736,413	10,096,091
Net Change in Unrealized Appreciation (Depreciation)	(33,032,514)	19,006,368

Net Increase (Decrease) in Net Assets Resulting from Operations	(24,535,692)	29,795,023

Distributions:	(8,071,814)	(10,485,349)

Capital Share Transactions:
Issued	122,169	852,063
Reinvestment of Dividends and Distributions	3,521,505	4,810,621
Redeemed	(6,045,681)	(6,277,021)

Net Decrease in Net Assets from Capital Share Transactions	(2,402,007)	(614,337)

Total Increase (Decrease) in Net Assets	(35,009,513)	18,695,337

Net Assets:
Beginning of Year	129,784,644	111,089,307

End of Year	$94,775,131	$129,784,644

Share Transactions:
Issued	7,649	48,311
Reinvestment of Dividends and Distributions	257,769	268,578
Redeemed	(406,406)	(364,608)

Net Decrease in Shares Outstanding from Share Transactions	(140,988)	(47,719)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND

FINANCIAL HIGHLIGHTS

			Selected Per Share Data & Ratios

		For a Share Outstanding Throughout the Year

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value, Beginning of Year	$18.10	$15.39	$13.33	$10.34	$11.92

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11	0.10	0.12	0.15	0.17
Net Realized and Unrealized Gain (Loss)	(3.55)	4.12	3.07	3.50	(0.99)

Total from Investment Operations	(3.44)	4.22	3.19	3.65	(0.82)

Redemption Fees	—	—	—	—	—

Dividends and Distributions:
Net Investment Income	(0.11)	(0.10)	(0.13)	(0.14)	(0.17)
Net Realized Gains	(1.07)	(1.41)	(1.00)	(0.52)	(0.59)

Total Dividends and Distributions	(1.18)	(1.51)	(1.13)	(0.66)	(0.76)

Net Asset Value, End of Year	$13.48	$18.10	$15.39	$13.33	$10.34

Total Return †	(19.04)%	27.61%	24.32%	35.56%	(6.83)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$94,775	$129,785	$111,089	$99,514	$80,561
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	0.80%	0.76%	0.78%	0.77%	0.78%
Ratio of Net Investment Income to Average Net Assets	0.72%	0.56%	0.88%	1.19%	1.36%
Portfolio Turnover Rate	7%	3%	8%	6%	9%

†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the Sarofim Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated Fayez Sarofim & Co. (the “Adviser”) as the Board’s valuation designee to perform fair-value determinations for the Fund through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value Procedures for the Fund. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Fund’s Board and were implemented through the Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2022, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Master Limited Partnerships (“MLPs”) — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended December 31, 2022 and 2021, there were no redemption fees retained by the Fund. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended December 31, 2022, the Fund was charged $106,335 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

U.S. Bank, N.A. serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Apex Fund Services serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund’s average daily net assets until April 30, 2023. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2022, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period Ending	Subject to Repayment until December 31,	Amount
01/01/2020-12/31/2020	2023	$82,939
01/01/2021-12/31/2021	2024	69,580
01/01/2022-12/31/2022	2025	102,379

		$254,898

6.	Investment Transactions:

For the year ended December 31, 2022, the Fund made purchases of $7,452,295 and sales of $16,711,017 in investment securities other than long-term U.S. Government and short-term securities. For the year ended December 31, 2022, there were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The following permanent differences, primarily attributable to reclass of distributions. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2022 is primarily related to partnerships:

Distributable Earnings	Paid in Capital
$ 72	$ (72)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2022	$781,497	$7,290,317	$8,071,814
2021	699,993	9,785,356	10,485,349

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$4,538,303
Unrealized Appreciation	57,618,954
Other Temporary Differences	(22)

Total Distributable Earnings	$62,157,235

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at December 31, 2022, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$36,914,634	$57,912,436	$(293,482)	$57,618,954

The preceding differences between book and tax cost as of December 31, 2022 is primarily related to the Fund’s investments in partnerships.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

8.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Security Risk — Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Market Sector Risk — The Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles. Additionally, by focusing on large capitalization, high quality stocks, the Fund may underperform funds that invest in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

9.	Other:

At December 31, 2022, 39% of total shares outstanding were held by one affiliated shareholders.

10.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

The Fund has been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sarofim Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sarofim Equity Fund (one of the funds constituting The Advisors’ Inner Circle Fund, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 1, 2023

We have served as the auditor of one or more investment companies in Fayez Sarofim & Company since 2014.

This Page Intentionally Left Blank.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,036.80	0.70%	$3.59

Hypothetical 5% Return	1,000.00	1,021.68	0.70	3.57

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Principal

Name and Year of	Position with Trust and	Occupations

Birth	Length of Time Served[1]	in the Past Five Years

INTERESTED TRUSTEES [3,4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2022.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2022.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

	Position with Trust	Principal

Name and	and Length of	Occupations

Year of Birth	Time Served[1]	in the Past Five Years

INDEPENDENT TRUSTEES[3]

Kathleen Gaffney (Born: 1961)	Trustee (since 2022)	Retired since 2019. Vice President and Portfolio Manager, Eaton Vance Management from 2012 to 2019.

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
Mitchell A. Johnson* (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
Monica Walker (Born: 1958)	Trustee (since 2022)	Retired since 2017. Co-Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Holland Capital Management, LLC from 1991 to 2017.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.

*	In accordance with the Trust’s retirement policy, Mr. Johnson retired from the Board effective December 31, 2022, after having dutifully served on the Board since 2005.
1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Catholic Responsible Investments Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2022.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and Catholic Responsible Investments Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Position

	with Trust	Principal

Name and Year of	and Length of	Occupations

Birth	Time Served	in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Position

	with Trust	Principal

Name and Year of	and Length of	Occupation

Birth	Time Served	in the Past Five Years

OFFICERS (continued)
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – May 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Anti-Money Laundering Officer (from 2015 – May 2022 and since November 2022)

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a December 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2022, the Fund is designating the following items with regard to distributions paid during the period.

Dividends
Qualifying
for Corporate
Long-Term	Ordinary		Dividend	Qualifying	U.S.
Capital Gain	Income	Total	Receivable	Dividend	Government
Distribution	Distributions	Distributions	Deduction(1)	Income(2)	Interest (3)
90.32%	9.68%	100.00%	100.00%	100.00%	0.00%

Qualified
Interest	Short-Term	Qualifying
Related	Capital	Business
Dividends(4)	Gain(5)	Income(6)
0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the 1940 Act, the Fund’s advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Fayez Sarofim & Co. (“Sarofim” or the “Adviser”) serves as investment adviser to the Fund. On May 28, 2022, Mr. Fayez S. Sarofim, the founder, Chairman, Director and indirect majority shareholder of Sarofim, unexpectedly passed away. As a result, his ownership of the shares in the Sarofim Group, Inc., the 100% direct owner of Sarofim, were transferred and are now controlled by a voting trust under the control of the trustee, Christopher B. Sarofim, Mr. Fayez S. Sarofim’s oldest son (the “Transaction”). Mr. Christopher B. Sarofim previously served as the Vice Chairman, a Director and a member of Sarofim’s investment committee and now serves as the Chairman, a Director and a member of Sarofim’s investment committee.

The Transaction was deemed to have resulted in a change of control of Sarofim under the 1940 Act, resulting in the assignment, and automatic termination, of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Prior Agreement”). A Board meeting was held on June 8, 2022 (the “June Meeting”) to decide whether to approve an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser for a term of up to 150 days (the “Interim Agreement”) and a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser for an initial term of two years, subject to shareholder approval (the “New Agreement”) (collectively, the “Agreements”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic.

In preparation for the June Meeting, the Trustees requested that Sarofim furnish information necessary to evaluate the Transaction and the terms of the Agreements. The Trustees used this information and other information that other service providers of the Fund submitted to the Board in connection with the June Meeting to help them decide whether to approve the Agreements for an initial term. In addition to the foregoing materials, the Board also considered information that Sarofim and the other service providers of the Fund submitted to the Board in connection with the most recent annual renewal of the Prior Agreement, which occurred on May

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

23-24, 2022 (the “May 2022 Renewal Meeting”), when considering to approve the Agreements.

Specifically, the Board requested and received written materials from Sarofim and other service providers of the Fund regarding, among other things: (i) the terms, conditions, and timing of the Transaction and the implications of the Transaction on Sarofim’s business and the pre- and post-Transaction structure of Sarofim; (ii) the nature, extent and quality of the services to be provided by Sarofim under the Agreements; (iii) Sarofim’s operations; (iv) the proposed advisory fee to be paid to Sarofim under the Agreements; (v) Sarofim’s compliance program; and (vi) Sarofim’s investment management personnel.

In considering the approval of the Agreements, the Board considered various factors that it determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Sarofim; (ii) the investment performance of the Fund and Sarofim; and (iii) the fee to be paid to Sarofim under the Agreements, as discussed in further detail below. In addition, the Board, in considering the Agreements in the context of the Transaction, relied upon representations from Sarofim that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Fund by Sarofim under the Agreements as compared to the Prior Agreement; (ii) Sarofim did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; (iii) the portfolio managers for the Fund, aside from Mr. Fayez S. Sarofim, were not expected to change in connection with the Transaction; (iv) Sarofim will provide the same advisory services to the Fund on the same terms under the Agreements as Sarofim provided under the Prior Agreement; (v) the advisory fee rate paid by the Fund to Sarofim under the Prior Agreement will remain unchanged under the Agreements; and (vii) under the Agreements, the Fund would continue to be managed pursuant to the same investment process, strategy and investment approach as the Prior Agreement. As a result of the foregoing representations from Sarofim, the Board determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the annual renewal of the Prior Agreement for Sarofim at the May 2022 Renewal Meeting as part of its considerations to approve the Agreements and recommend the approval of the New Agreement to the Fund’s Shareholders. As part of their evaluation, the Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Sarofim.

The discussion below outlines the materials and information presented to the Board in connection with the Board Meeting and, as applicable, the May 2022 Renewal Meeting, and the conclusions made by the Board when determining to approve the Agreements.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

Nature, Extent and Quality of Services Provided by Sarofim

In considering the nature, extent and quality of the services to be provided by Sarofim, the Board reviewed the portfolio management services to be provided by Sarofim to the Fund, including the quality of the continuing portfolio management personnel, the resources available to Sarofim after the consummation of the Transaction and Sarofim’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreements, and they noted that the Agreements have the same advisory fee and same terms as the Prior Agreement. The Trustees also reviewed Sarofim’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (Form ADV) for Sarofim also was available to the Board. The Trustees also considered other services to be provided to the Fund by Sarofim such as monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by Sarofim under the Agreements would be satisfactory.

Investment Performance of Sarofim

In connection with its meetings held during the course of the trailing 12-month period, including the May 2022 Renewal Meeting, the Board was provided with reports regarding the Fund’s performance over various time periods. As part of these meetings, Sarofim and its representatives provided information regarding and, as applicable, led discussions of factors impacting, Sarofim’s performance for the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that it was appropriate to take into account their consideration of Sarofim’s performance at the May 2022 Renewal Meeting, at which time the Trustees noted that although the Fund had underperformed relative to its benchmark, the S&P 500 Index, for the one-year trailing period ended March 31, 2022, the Fund had outperformed its benchmark over longer-term trailing periods. Based on this information and Sarofim’s representation that the portfolio managers for the Fund, aside from Mr. Fayez S. Sarofim, were not expected to change in connection with the Transaction, the Board concluded, within the context of its full deliberations, that the investment results that Sarofim had been able to achieve for the Fund were sufficient to support approval of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

With respect to the cost of advisory services, the Board considered that the investment advisory fee payable to Sarofim under the Agreements is the same as the investment advisory fee payable to Sarofim under the Prior Agreement.

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

Accordingly, the Board determined that it was appropriate to take into account their consideration of the investment advisory fee payable to Sarofim under the Prior Agreement at the May 2022 Renewal Meeting, at which time the Board concluded that the advisory fee payable to Sarofim was reasonable in light of the nature and quality of the services rendered by Sarofim. Based on the foregoing, the Board concluded, within the context of its full deliberations, that the advisory fee payable to Sarofim under the New Agreement was reasonable in light of the nature and quality of the services expected to be rendered by Sarofim.

With respect to profitability, the Board determined that it was appropriate to take into account their consideration of Sarofim’s profitability at the May 2022 Renewal Meeting, at which time the Board concluded that the profit margins of Sarofim with respect to the management of the Fund were not unreasonable. Based on the foregoing, the Board concluded, within the context of its full deliberations, that the profit margins of Sarofim with respect to the management of the Fund under the Agreements were not expected to be unreasonable.

The Board considered Sarofim’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders, as presented in the Board materials for the May 2022 Renewal Meeting. The Board further considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers, at the May 2002 Renewal Meeting. In recognition that the investment advisory fee payable to Sarofim under the Agreements is the same as the investment advisory fee payable to Sarofim under the Prior Agreement, the Board determined that it was appropriate to take into account their consideration of economies of scale at the May 2022 Renewal Meeting, at which time the Board concluded that the advisory fee under the Prior Agreement was reasonable in light of the information that was provided to the Trustees by Sarofim with respect to economies of scale. Based on the foregoing, the Board concluded, within the context of its full deliberations, that the advisory fee under the New Agreement was reasonable in light of the information that was provided to the Trustees by Sarofim with respect to economies of scale. In its considerations of economies of scale, the Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis.

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel,

THE ADVISORS’ INNER CIRCLE FUND	SAROFIM EQUITY FUND
DECEMBER 31, 2022 (Unaudited)

unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Interim Agreement for a term of up to 150 days, and approve the New Agreement for an initial term of two years subject to shareholder approval of the New Agreement. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

September 23, 2022 Special Meeting of Shareholders

A special meeting of the shareholders of the Fund was held on September 23, 2022, to vote on a resolution to approve the New Agreement. Of the 7,042,497 outstanding shares of the Fund, 5,044,325 shares (or 71.63% of the outstanding shares) were voted. All of these votes were cast in favor of the resolution to approve the New Agreement between Sarofim and the Trust, on behalf of the Fund. Of the shareholder votes cast, there were no votes cast against the proposed resolution and there were no abstentions.

NOTES

NOTES

Sarofim Equity Fund

P.O. Box 588

Portland, ME 04112

1-855-727-6346

Adviser:

Fayez Sarofim & Co.

Two Houston Center

909 Fannin Street, Suite 2907

Houston, TX 77010

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAR-AR-001-0900

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$72,710	None	None	$104,400	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$10,000(2)	None	$256,295(3)	$10,000(2)	None	$150,670(3)
(d)	All Other Fees	None	None	$86,500(4)	None	None	$385,179(4)

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$24,030	None	None	$23,330	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Final tax compliance services provided to McKee International Equity Portfolio.
(3)	Tax compliance services provided to service affiliates of the funds.
(4)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)	Not applicable.

(g)         The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $342,795 and $535,849 for 2022 and 2021, respectively.

(g)         The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2022 and 2021, respectively.

(h)         During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)         Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j) Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4e.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President
Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President
Date: March 10, 2023

By (Signature and Title)
/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: March 10, 2023